EQUITY LINE OF CREDIT AGREEMENT

THIS AGREEMENT dated as of the 6th day of **May**, 2009 (the "Agreement") between **ASHBORNE FINANCE LTD.**, a corporation organized and existing under the laws of the British Virgin Islands (the "Investor"), and **SILVERADO GOLD MINES LTD.**, a corporation organized and existing under the laws of the Province of British Columbia (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company issue and sell to the Investor, and the Investor purchase from the Company, shares of the Company's common stock in an amount equal to at least US$3,000,000 and up to US$100,000,000;

AND WHEREAS, such investments will be made in reliance upon the provisions of: (i) Regulation S ("Regulation S") of the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "U.S. Securities Act"); and (ii) Multilateral Instrument 45-106 ("MI 45-106") as adopted by the British Columbia Securities Commission, or upon such other exemptions from the registration requirements of the applicable securities laws as may be available with respect to any or all of the investments contemplated hereby.

NOW THEREFORE THIS AGREEMENT WITNESS THAT in consideration of the respective agreements hereinafter set forth and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto acknowledge, declare, covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1 Definitions

When used in this Agreement or in any amendment hereto the following terms shall, unless the context requires otherwise, have the following meanings:

(a) "**Advance**" means the portion of the Commitment Amount requested by the Company in the Advance Notice;

(b) "**Advance Date**" means, in respect of a particular Advance Notice, the later of the date that: (i) the Company is in possession of the Advance funds from the Investor and certificates representing the shares of the Company's Common Stock relating to such Advance; and (ii) the first Trading Day after the expiration of the applicable Pricing Period for each Advance;

(c) "**Advance Notice**" means a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the proposed Advance Date;

(d) "**Advance Notice Date**" means, in respect of a particular Advance Notice, the

date the Company delivers an Advance Notice to the Investor in accordance with Section 2.4(b) hereof; provided, that no Advance Notice Date shall be less than 20 Trading Days after the preceding Advance Notice Date;

(e) "**Affiliate**" has the meaning ascribed thereto in Rule 405 of the U.S. Securities Act;

(f) "**Average Trading Volume**" means the aggregate daily trading volume of the Common Stock for the 20 consecutive Trading Days immediately prior to a particular Advance Notice Date, as reported by Bloomberg L.P.;

(g) "**BCSC Documents**" means all reports filed by the Company with the British Columbia Securities Commission necessary to comply with the Company's obligations as a reporting issuer in British Columbia, including, but not limited to, AIFs, MD&A Reports, Material Change Reports and National Instrument 43-101 Reports;

(h) "**B.C. Securities Act**" means the Securities Act (British Columbia), as amended, and the rules and regulations thereunder;

(i) "**Bid Price**" means, on any Trading Day, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the NASD;

(j) "**By-laws**" has the meaning ascribed thereto in Section 4.3 hereof;

(k) "**Certificate of Incorporation**" has the meaning ascribed thereto in Section 4.3 hereof;

(l) "**Closing**" means one of the closings of a purchase and sale of Common Stock by the Investor pursuant to Section 2.4(d) hereof;

(m) "**Commissions**" means the United States Securities and Exchange Commission, the British Columbia Securities Commission and any other governmental agencies having similar jurisdiction over the Company or its securities;

(n) "**Commitment Amount**" means the aggregate amount of at least US$3,000,000 and up to US$100,000,000, which the Investor has agreed to provide to the Company to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement;

(o) "**Commitment Period**" means the period commencing on the earlier of: (i) the Effective Date; or (ii) such other date as the Company and the Investor may agree in writing and acting in good faith, and expiring on the earlier of: (iii) the date on which the Investor has made Advances pursuant to this Agreement in the aggregate amount of US$100,000,000; (iv) the date this Agreement is terminated pursuant to Sections 2.6 or 11.8 hereof; and (v) the date occurring

five years after the Effective Date;

(p) "**Common Stock**" means the Company's common stock, no par value;

(q) "**Company**" means Silverado Gold Mines Ltd.;

(r) "**Company's Legal Counsel**" means the Company's legal counsel in Vancouver, British Columbia, provided that such legal counsel is acceptable to the Investor;

(s) "**Company Material Adverse Effect**" has the meaning ascribed thereto in Section 4.1 hereof;

(t) "**Condition Satisfaction Date**" has the meaning ascribed thereto in Section 7.2 hereof;

(u) "**Damages**" means any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation);

(v) "**Disclosure Documents**" means collectively the BCSC Documents and the SEC Documents;

(w) "**Effective Date**" means the date first set forth above;

(x) "**Exchange Act**" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(y) "**Financial Statements**" has the meaning ascribed thereto in Section 4.5 hereof;

(z) "**Finder**" means Jack Bodenstein;

(aa) "**Initial Advance**" has the meaning ascribed thereto in Section 2.3 hereof;

(bb) "**Investor**" means Ashborne Finance Ltd.;

(cc) "**Market Price**" means the VWAP during the Pricing Period;

(dd) "**Maximum Advance Amount**" means 15% of the Average Trading Volume;

(ee) "**MI 45-106**" has the meaning ascribed thereto in the recitals to this Agreement;

(ff) "**NASD**" means the National Association of Securities Dealers, Inc;

(gg) "**Person**" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof;

(hh) "**Pricing Period**" means the 20 consecutive Trading Days immediately prior to

a particular Advance Notice Date;

(ii) "**Principal Market**" means the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock;

(jj) "**Purchase Price**" shall be 70% of the Market Price, provided that if the Market Price is greater than US$1.00 per share then the purchase price shall be 80% of the Market Price;

(kk) "**Regulation S**" has the meaning ascribed thereto in the recitals to this Agreement;

(ll) "**SEC Documents**" means all reports and any other filings required to be filed by the Company pursuant to the Exchange, including, but not limited to, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements of the Company, filed by the Company for a period of at least 12 months immediately preceding the date hereof or a particular Advance Date, as the case may be;

(mm) "**Securities Laws**" means the Exchange Act, the U.S. Securities Act, the B.C. Securities Act and any applicable federal, state or provincial securities laws and the instruments, policies and the regulations adopted by the Commissions, from time to time;

(nn) "**Trading Day**" means any day during which the New York Stock Exchange shall be open for business;

(oo) "**U.S. Securities Act**" has the meaning ascribed thereto in the recitals to this Agreement; and

(pp) "**VWAP**" for the Pricing Period, shall mean the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Principal Market, the volume weighted average price of the Common Stock for the Pricing Period on the primary Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. using the VAP function; (ii) if the Common Stock is not then listed or quoted on the Principal Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser selected in good faith by the parties hereto.

1.2 <u>Headings</u>. The headings appearing in this Agreement have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or

meaning of the provisions of this Agreement.

1.3 Severability. If one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

ARTICLE 2
ADVANCES

2.1 Advances.

(a) Request by Company. Upon the terms and subject to the conditions set forth herein (including, without limitation, the provisions of Article 7 hereof), at any time during the Commitment Period the Company may request an Advance by the Investor by the delivery of an Advance Notice, provided, that: (i) the amount of each Advance, as designated by the Company in the Advance Notice, shall not be more than the Maximum Advance Amount; (ii) the aggregate amount of the Advances that the Investor shall be obliged to make under this Agreement shall not exceed the Commitment Amount; (iii) in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 9.99% of the then outstanding Common Stock of the Company (for the purposes of this Section 2.1 beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act); and (iv) the Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor (only if it is legal to sell at such time).

2.2 Advance by Investor. The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

(a) the execution and delivery by the Company and the Investor of this Agreement;

(b) the execution and delivery by the Finder, the Company, the Investor and their affiliates of a mutual release and waiver in respect of all causes of action and claims arising out of events that occurred prior to the Effective Date;

(c) the filing by the Company with the Commissions in a timely manner from the date of this Agreement of all reports, notices and other documents required of a "reporting company" under the Securities Laws;

(d) deleted. (see changes to 11.1)

(e) the satisfaction of the conditions set out in Section 7.2 hereof shall have been satisfied.

2.3 Initial Advance. Notwithstanding any other provision hereof, the parties hereto agree that the Investor shall make an initial Advance hereunder in the amount of US$250,000 (the "Initial Advance") and that the Company shall issue Common Stock to the Investor in respect of such Advance at the price of US$0.01 per share.

2.4 Mechanics

(a) Advance Notice. At any time during the Commitment Period, the Company may request an advance from the Investor by the delivery of an Advance Notice to the Investor at the address of the Investor set forth in Section 10.1 hereof.

(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on: (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 pm Pacific Standard Time; or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 pm Pacific Standard Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

(c) Fractional Shares. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued, but shares shall be rounded to the next higher whole number of shares.

(d) Closings. On each Advance Date: (i) the Company shall deliver to the Investor a share certificate representing the shares of the Company's Common Stock, registered in the name of the Investor, corresponding to the amount of the Advance made by the Investor pursuant to Section 2.2 hereof; and (ii) the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer.

(e) Other Deliveries. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other , all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated hereby.

2.5 Hardship

(a) Deleted.

2.6 Termination of Obligations. Notwithstanding any other provision hereof, the obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) if the Company at any time fails to materially comply with the requirements of Article 7 hereof and such failure is not cured within 30

days after receipt by the Company of a written notice from the Investor regarding such default.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Date:

3.1 Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to purchase and hold the securities issuable hereunder and to enter into and perform this Agreement and any related agreements, in accordance with the terms hereof and thereof. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

3.2 Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges that its investments in the Company contemplated hereby involve a high degree of risk.

3.3 Investment Purpose. The securities are being purchased by the Investor for its own account, and investment purposes.

3.4 Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation S and Section 1.1 of MI 45-106.

3.5 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation S under the U.S. Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

3.6 Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any affiliate of the Company.

3.7 Trading Activities. The trading activities of the Investor and its affiliates with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as stated below, the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

4.1 Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of the Company and its subsidiaries taken as a whole (the "Company Material Adverse Effect").

4.2 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform this Agreement and any related agreements, in accordance with the terms hereof and thereof. This Agreement has been duly executed and delivered by the Company and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

4.3 Capitalization. The authorized capital stock of the Company consists of an unlimited number of shares of Common Stock, of which 1,185,724,840 shares of Common Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the Disclosure Documents: (a) no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (b) with the exception of common stock purchase warrants issued on April 22 and 24, 2009, exercisable for an aggregate of 3,000,000 shares of Common Stock, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options,

warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (c) there are no outstanding debt securities; (d) there are no outstanding registration statements other than registration statements on Form S-8; and (e) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under either of the Securities Acts. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's certificate of incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's by-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto, except for the documents contemplated herein and otherwise entered into with the Investor and its affiliates.

4.4 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not: (a) result in a violation of the Company's Certificate of Incorporation or By-laws; or (b) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including the Securities Laws and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Company Material Adverse Effect. Except as disclosed in the Disclosure Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries that would cause a Company Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

4.5 Disclosure Documents; Financial Statements. Since February 28, 2009, and to the best knowledge of the Company, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities Commissions under the Securities Acts. The Company has delivered to the Investor or its representatives, or made available through EDGAR and SEDAR true and complete copies of the Disclosure Documents. As of their respective dates, the financial statements of the Company disclosed in the Disclosure Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Securities Commissions with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, to the best knowledge of the Company, fairly presents in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). To the best knowledge of the Company, no other information provided by or on behalf of the Company to the Investor which is not included in the Disclosure Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.6 False and Misleading Statements. To the best knowledge of the Company, the Disclosure Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading for the purposes of Rule 10b-5 promulgated under the Exchange Act or otherwise.

4.7 No Default. Except as disclosed in the Disclosure Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the material breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any material lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Company Material Adverse Effect.

4.8 Absence of Events of Default. Except for matters described in the Disclosure Documents or this Agreement, no event of default (as defined in the respective agreement to which the Company is a party), and no event which, with the giving of notice or the passage of time or both, would become an event of default (as so defined), has occurred and is continuing, which would have a Company Material Adverse Effect or result in any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

4.9 Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

4.10 Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

4.11 Environmental Laws. To the best knowledge of the Company, the Company and its subsidiaries are: (a) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (the "Environmental Laws"); (b) have received all permits, licenses or other approvals required of them under the applicable Environmental Laws to conduct their respective businesses; and (c) are in compliance with all terms and conditions of any such permit, license or approval.

4.12 Title. Except as set forth in the Disclosure Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not

material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

4.13 Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged.

4.14 Regulatory Permits. deleted

4.15 Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.16 No Material Adverse Breaches, etc. Except as set forth in the Disclosure Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Company Material Adverse Effect. Except as set forth in the Disclosure Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Company Material Adverse Effect.

4.17 Absence of Litigation. Except as set forth in the Disclosure Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would: (a) have a Company Material Adverse Effect; (b) have a material adverse effect on the transactions contemplated hereby; or (c) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

4.18 Subsidiaries. Except as disclosed in the Disclosure Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, with the exception of Silverado Gold Mines, Inc., and Silverado Green Fuel, Inc.

4.19 Tax Status. Except as disclosed in the Disclosure Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is

subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply the failure of which would constitute a Company Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and to the best of their knowledge, the officers of the Company know of no basis for any such claim.

4.20 Certain Transactions. deleted

4.21 Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, without limitation, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

4.22 Trading. The Common Stock of the Company is listed and posted for trading on the Principal Market (the OTC Bulletin Board) and on the Frankfurt Stock Exchange.

ARTICLE 5
INDEMNIFICATION

5.1 Indemnification. In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Company; (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Company; or (iii) any cause of action, suit or claim brought or made against such Investor Indemnitee based on misrepresentations or due to a breach by the Company and arising out of or resulting from the execution, delivery,

performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law. The obligations of the Company to indemnify or make contribution under this Section 5.1 shall survive the termination of this Agreement for any reason whatsoever.

ARTICLE 6
COVENANTS OF THE COMPANY

6.1 Use of Proceeds. The Company shall use the net proceeds from the offering hereunder for general corporate purposes, including, without limitation, the payment of loans incurred by the Company.

6.2 Listing of Common Stock. For so long as any securities issuable hereunder are beneficially owned by the Investor or its affiliates, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on a Principal Market including one or more of the OTC Bulletin Board, Nasdaq the AMEX, The NYSE, The Toronto Venture Exchange, and The Australian Stock Exchange.

6.3 Opinion of Counsel. The Company shall obtain for the Investor, at the Company's expense, any and all opinions of legal counsel which may be reasonably required in order to sell the securities issuable pursuant to the provisions of Rule 144 promulgated under the U.S. Securities Act ("Rule 144") and National Instrument 45-102 ("NI 45-102") as adopted by the British Columbia Securities Commission, and in particular, upon the execution and delivery of this Agreement by the Company, Company shall deliver to the Investor, a legal opinion from the Company's Legal Counsel addressed to the Investor and its legal counsel, as to the ability of the Investor to rely on the six month (U.S.) and four month (Canadian) resale seasoning periods set forth in Rule 144 and NI 45-102, respectively.

6.4 Dilution. The Company acknowledges that the issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

6.5 Registration. For so long as any securities issuable are beneficially owned by the Investor or its affiliates, the Company acknowledges, represents, warrants and agrees that: (a) it shall cause its Common Stock to continue to be registered under the Securities Laws (including, without limitation, Section 12(g) of the Exchange Act); and (b) it shall undertake all reasonable efforts to file in a timely manner all reports and other documents required of it as a reporting company under the Securities Laws and shall not take any action or file any document (whether or not permitted by Securities Laws) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Laws.

6.6 Corporate Existence. Up to six months after the most recent tranche, the Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

6.7 Restriction on Sale of Capital Stock. Notwithstanding any other provision hereof, the parties hereto agree that if during a period of six months following the issuance of Common Stock in respect of a particular Advance (the "Subject Advance"), the Company issues Common Stock or securities convertible or exchangeable into Common Stock (with the exception of any securities issued under Form S-8 registration statements or as a result of the exercise of common stock purchase warrants issued and outstanding as of the date hereof) at a price per share of less than the Purchase Price in respect of the Subject Advance (the "New Price"), then such Subject Advance shall be considered to have been effected at the New Price and the Company will issue that number of additional shares of Common Stock (as fully paid and non-assessable) to the Investor, at no additional cost to the Investor, that would have been issued to the Investor had such Subject Advance been effected at the New Price. For example, if the Subject Advance shares issued consisted of 25,000,000 shares at a per share price of $0.01 (resulting in a Subject Advance dollar amount of $250,000), and the Company subsequently completed a private placement of shares at a New Price of $0.008, then the Company would issue to the Investor 6,250,000 additional shares (based on the formula of Subject Advance dollar amount of $250,000 divided by New Price of $0.008 minus the number of Subject Advance shares issued). At the Company's option, in lieu of additional shares, the Company may pay to the Investor cash representing the difference in price between the Subject Advance price per share and such New Price, multiplied by the number of Subject Advance shares issued. For example, if the Subject Advance shares issued consisted of 25,000,000 shares at a per share price of $0.01, and the Company subsequently completed a private placement of shares at a New Price of $0.008, then the Company would pay to the Investor the sum of $50,000 (based on the formula of the difference in price of $0.002 multiplied by 25,000,000 Subject Advance shares issued). This Section 6.7 shall be applicable only to shares issued under the Initial Advance and under any "Advance Notice" (but not to the 100,000,000 shares issued as the Commitment Fee as set forth in Section 11.1(a)). THIS IS NOT A PENALTY, BUT RATHER A PRICE PROTECTION.

The Company will be responsible to deliver the clean certificates after the four months from the date of issuance have passed, and after the Investor has signed and delivered a Rule 904 undertaking and any other documents reasonably required by the Company to comply with applicable securities laws.

6.8 Consolidation; Merger. During the Commitment Period, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument

the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

6.9 Issuance of the Company's Common Stock. The sale of the shares of Common Stock contemplated hereby shall be made in accordance with the provisions and requirements of Regulation S and MI 45-106.

6.10 Review of Public Disclosures. deleted

6.11 Market Activities. During the Commitment Period, the Company and the Investor will not, directly or indirectly: (a) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock; or (b) sell, bid for or purchase the Common Stock, or pay anyone any compensation for soliciting purchases of the Common Stock. It is understood that the Company maintains an Investor relations department.

ARTICLE 7
CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

7.1 Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor made herein shall be true and correct in all material respects as of the date of each such Closing.

(b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

7.2 Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

(a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company made herein shall be true and correct in all material respects as of the date of each such Closing.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and

conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(c) No Injunction. To the best of the Company's knowledge, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects, in a material manner, any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement in a material manner.

(d) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by any of the Commissions or suspended or delisted from the Principal Market and the Frankfurt Stock Exchange. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market or the Frankfurt Stock Exchange. The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

(e) Advance Notice. On each Condition Satisfaction Date, the Investor shall have received a form of Advance Notice executed by an officer of the Company in the form of Schedule "A" attached hereto.

ARTICLE 8
DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

8.1 Due Diligence Review. Prior to the execution of this Agreement, the Company shall make available for inspection and review, during normal business hours, by the Investor, its advisors and representatives any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all Disclosure Documents and other filings with the Commissions, and all other corporate documents and properties of the Company, except any non-public information as determined by the directors and officers of the Company, as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with the execution and delivery of this Agreement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) for the sole purpose of enabling the Investor and such representatives and advisors their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Company's Disclosure Documents. All Such Materials are available on the Company's websites and on SEDAR and EDGAR.

8.2 Non-Disclosure of Non-Public Information.

(a) The Company shall not disclose non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being non-public information. The Company may provide the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

(b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

ARTICLE 9
CHOICE OF LAW

9.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Vancouver, British Columbia, and expressly consent to the jurisdiction and venue of the Supreme Court of British Columbia, sitting in Vancouver, British Columbia, for the adjudication of any civil action asserted pursuant to this Section 9.1.

ARTICLE 10
NOTICES

10.1 Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by registered mail, return receipt requested; (c) three days after being sent by registered mail, return receipt requested; or (d) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Investor:

Ashborne Finance Ltd.
c/o California Professional Law & Accountancy Corporations
5455 Wilshire Boulevard

21st Floor, Suite 2123
Los Angeles, CA 90036

Attention: Yosef Manela

Telephone: (323) 782-0818
Facsimile: (323) 782-0828
Email: ymanela@gmail.com

With a copy to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1

Attention: Bernard Pinsky

Telephone:(604) 687-5700
Facsimile: (604) 687-6314
Email: bip@cwilson.com

If to the Company to:

Silverado Gold Mines Ltd.
1111 West Georgia Street, Suite 1820
Vancouver, BC V6E 4M3

Attention: Garry Anselmo

Telephone: (604)-689-1535
Facsimile: (604)-682-3519
Email: garry@silverado.com

With a copy to:

Fulbright & Jaworski LLP
555 Flower Street, 41st Floor
Los Angeles, CA 90071

Attention: John Tishbi, Esq.

Telephone: 213-892-9200
Facsimile: 213-892-9494
Email: jtishbi@fulbright.com

Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.

ARTICLE 11
MISCELLANEOUS

11.1 Structuring Fees. Each Party shall pay its own fees and expenses (including but not limited to the fees of any attorneys, accountants, appraisers or others engaged by

such party) in connection with this Agreement and the transactions contemplated hereby, and on each Advance Date, the Company shall pay to the Finder, directly from the proceeds of the particular Advance, an amount equal to 10% of the gross amount of the Advance.

(a) Commitment Fees. Upon the execution of this Agreement, the Company shall issue to the Investor 100,000,000 shares in the Company's Common Stock in four certificates of 25,000,000 each (which shares shall be deemed fully earned as of the date hereof); provided, that a share certificates representing such shares will be delivered to the Investors' Legal Counsel and not released to the Investor until the receipt by the Company of the Initial Advance.

11.2 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

11.3 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

11.4 Assignment. Deleted.

11.5 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties.

11.6 Counterparts and Facsimile Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

11.7 Buyback Provision. If the Company has not done a reverse split, then the Company or its nominee, may purchase from the Investor all or part of the 125,000,000 shares (consisting of the 25,000,000 shares issued in respect of the Initial Advance and 100,000,000 shares issued in respect of the Commitment Fee) at a price of $.01 per share for the first 25,000,000 shares and $.00885 for the remaining 100,000,000 shares issued during the first four months after closing. During the fifth and sixth months after closing, the Company or its nominee will have the right to purchase up to 70% and 40% of the stock, respectively, at the prices set forth in the preceding sentence. Ashborne shall provide to the Company, upon the Company's request, the trading records relating to Ashborne's sales of Silverado stock during this period. All numbers here are in US dollars.

11.8 Company Termination. There is no obligation by the Company to use this Equity Line Agreement. The Equity Line Agreement is available for the Company to use at its sole discretion. At any point during the tenure of this Agreement, Silverado may cancel or eliminate this Equity Line Agreement. No reason or explanation shall be necessary. If there are shares outstanding from a tranche in this Equity Line Agreement, the Company will wait until 60 days after those shares are free trading. The Investor shall instruct the Company to remove the legends from all restricted shares when their requisite hold periods have expired, and the Company will remove such legends upon its receipt from Investor of all documents required for the Company to remove such legends under applicable securities laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

ASHBORNE FINANCE LTD.	SILVERADO GOLD MINES LTD.
By: [signature]	By: [signature]
Name:	Name:
Title:	Title: President

SCHEDULE A

ADVANCE NOTICE
Silverado Gold Mines Ltd.

The undersigned, ______________________ hereby certifies on behalf of **SILVERADO GOLD MINES LTD.** (the "Company"), and not in his personal capacity, with respect to the sale of shares of Common Stock of the Company issuable in connection with this Advance Notice dated __________________ (the "Notice"), which is delivered pursuant to the Equity Line of Credit Agreement dated May 6, 2009 between Ashborne Finance Ltd. and the Company (the "Agreement"), as follows:

1. The undersigned is the duly elected _____________ of the Company.

2. The undersigned, on behalf of the Company and not in his personal capacity, hereby represents, warrants and covenants that to the best knowledge of the undersigned, the Company has made all filings (the "Securities Filings") required to be made by it pursuant to the applicable securities laws, including, without limitation, all filings required under the United States Securities Exchange Act of 1934 (which include Forms 8-K, 10-Q and 10-K) and all filing required under the British Columbia Securities Act (which include AIFs, MD&A Reports, Material Change Reports and National Instrument 43-101 Reports). All Securities Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures") have been reviewed and approved for release by the Company's legal counsel and, if containing financial information, the Company's independent certified public accountants. To the best knowledge of the undersigned, none of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3. The amount of the advance requested hereunder is US$__________________.

The undersigned has executed this Certificate this ____ day of ________________.

SILVERADO GOLD MINES LTD.

By: ____________________________________
Name:
Title:

If returning this Form by facsimile please send to: **[(323)782-0828]**
If by mail: Ashborne Finance Ltd., **[c/o California Professional Law & Accountancy Corporations, 5455 Wiltshire Boulevard, 21st Floor, Suite 2123, Los Angeles, CA 90036]**